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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  November 14, 2005
                                                         (November 10, 2005)
                                                         -------------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                             0-13507            34-1395608
             ----                             -------            ----------
  (State or other jurisdiction              (Commission         (IRS Employer
of incorporation or organization)           File Number)     Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                      Not Applicable
              ----------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers


         On November 10, 2005, Rurban Financial Corp. (the "Company") issued a news release announcing that James E. Adams, Chief Financial Officer of the Company, will resign effective November 30, 2005. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.



Item 7.01. Regulation FD Disclosure

         On November 10, 2005, the Company issued a news release announcing that James E. Adams, Chief Financial Officer of the Company, will resign effective November 30, 2005. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits


   Exhibit No.                          Description
   -----------                          -----------

        99              News Release issued by Rurban Financial Corp. on
                        November 10, 2005



   [Remainder of page intentionally left blank; signature on following page.]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RURBAN FINANCIAL CORP.


Dated:  November 14, 2005             By: /s/ Keeta J. Diller
                                         --------------------------------------
                                         Keeta J. Diller
                                         Vice President and Corporate Secretary



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated November 14, 2005

                             Rurban Financial Corp.



   Exhibit No.                                Description
   -----------                                -----------

       99                   News Release issued by Rurban Financial Corp. on
                            November 10, 2005



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